Exhibit 99.2


                                                                MORGAN STANLEY

-------------------------------------------------------------------------------
Date: February 27, 2006

To:   Morgan Stanley & Co. Incorporated        From:    Morgan Stanley Capital
                                                        Services Inc.

Attn: Morgan Stanley & Co. Incorporated        Contact: Kelvin Borre
      1585 Broadway
      New York, New York 10036
      Attention:  Kelvin Borre


                                               Fax:     (212) 507-3837

                                               Tel:     (212) 761-1426
-------------------------------------------------------------------------------

Re: Cap Ref. No. KQBCN, Class  1-A-4

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital Services Inc., on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. Terms used and not otherwise defined therein, in the Agreement or in the 2000 ISDA Definitions shall have the meaning assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                             Morgan Stanley Capital Services Inc.

Party A Credit Support:              Payments  guaranteed  by Morgan  Stanley &
                                     Co. Incorporated

Party B:                             Morgan Stanley & Co. Incorporated

Trade Date:                          February 23, 2006

Notional Amount:                     With  respect to any  Calculation  Period,
                                     the lesser of (i) the amount set forth
                                     for such period in Schedule A attached
                                     hereto and (ii) the Certificate Balance
                                     of the Class 1-A-4 Certificates
                                     immediately prior to the related
                                     Distribution Date (as such terms are
                                     defined in the Pooling and Servicing
                                     Agreement).

Effective Date:                      March 25, 2006

                                                                MORGAN STANLEY

Termination Date:                    September 25, 2009

Calculation Period:                  For the avoidance of doubt, the initial
                                     Calculation Period will accrue from and
                                     including the Effective Date to but
                                     excluding April 25, 2006 and the final
                                     Calculation Period will accrue from and
                                     including August 25, 2009 to but
                                     excluding the Termination Date.

Fixed Amounts:
-------------

  Fixed Amount Payer:                Party B

  Fixed Amount Payer Payment Date:   February 27, 2006.

  Fixed Amount:                      USD100,000 (Party A hereby acknowledges
                                     receipt of payment in full of this
                                     amount)

Floating Amounts:
----------------

  Floating Amount:                   To be determined in accordance with the
                                     following formula:

                                     Greater of (i) (Floating Rate Option
                                     minus Strike Rate) * Notional Amount *
                                     Floating Rate Day Count Fraction, and
                                     (ii) zero.

  Floating Rate Payer:               Party A

  Strike Rate:                       5.30%

  Floating Rate Payer Payment Dates: Early Payment -- For each Calculation
                                     Period, the first Business Day prior to
                                     each Floating Rate Payer Period End Date.

  Floating Rate Payer Period End     The 25th of each month in each year from
  Date(s):                           (and including) April 25, 2006 to (and
                                     including) the Termination Date with no
                                     adjustment to Period End Dates.

  Floating Rate Option:              USD-LIBOR-BBA, provided, however, that if
                                     the Floating Rate determined from such
                                     Floating Rate Option for any Calculation
                                     Period is greater than 8.80% per annum
                                     for such Calculation Period, then the
                                     Floating Rate for such Calculation Period shall be deemed to be equal to 8.80% per annum.

  Designated Maturity:               1 Month.

  Floating Rate Day Count Fraction:  30/360

  Reset Dates:                       The first day of Each Calculation Period.

  Compounding:                       Inapplicable

  Business Days:                     New York and Los Angeles

                                                                MORGAN STANLEY


  Calculation Agent:                 Party  A;  provided,  however,  that if an
                                     Event of Default occurs with respect to
                                     Party A, then Party B shall be entitled
                                     to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


      3. Account Details:

Payments to Party A:                 Citibank, New York
                                     ABA No. 021 000 089
                                     For: Morgan Stanley Capital Services Inc.
                                     Account No. 4072 4601

Operations Contact:                  Jean Barnum
                                     Tel 212 761-2630
                                     Fax 410 534-1431

Payments to Party B:                 To be provided under separate cover

      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   Termination Provisions. For purposes of the Agreement:

      (i) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None;

      and in relation to Party B for the purpose of this Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None.

      (ii)  "Specified Transaction" shall be inapplicable to Party A and Party
            B.

      (iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

      (iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

      (v) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

                                                                MORGAN STANLEY


      (vii) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

      (viii)The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (ix) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

      (x) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

      (xi) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

            "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

            "Termination Currency" means United States Dollars.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party, Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party or Section 5(b)(v) of the Agreement with respect to Party A as the Affected Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(d)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                                                                MORGAN STANLEY


(e) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(f) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(g) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(h) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. Each of Party A and Party B is acting for its own account. Each of Party A and Party B has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Neither Party A nor Party B is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                                                                MORGAN STANLEY


      (iii) Status of Parties. Party A is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

                                                                MORGAN STANLEY

(j)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 10th Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address: Morgan Stanley & Co. Incorporated
                     1585 Broadway
                     New York, New York 10036

            Attention:  Kelvin Borre

(k) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(l) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(m)   Agreement to Deliver Documents. For the purpose of Sections 4(a)(i) and
      (ii), each party agrees to deliver the following documents, as applicable:

      Tax forms, documents, or certificates to be delivered are:

      Party A agrees to complete, execute, and deliver to Party B, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any such forms previously provided by Party A has become obsolete or incorrect.

      Party B agrees to complete, execute, and deliver to Party A, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party A; and (iii) promptly upon learning that any such forms previously provided by Party B has become obsolete or incorrect.

(n) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement to be entered into (the "Regulation AB Agreement"), between IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc., and Morgan Stanley Capital Services Inc., including without limitation the Additional Termination Events described therein, shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By: /s/ David N. Moore
    --------------------------
    Name: David N. Moore
    Title: Vice President





MORGAN STANLEY & CO. INCORPORATED


By: /s/ Steven Shapiro
    --------------------------
    Name: Steven Shapiro
    Title:

                                                                MORGAN STANLEY

                                  Schedule A
                                  Class 1-A-4

                          Interest Rate Cap Schedule

              Floating Rate Payer Period           Notional
              End Dates                          Amount ($)
              --------------------------      -------------
              April 25, 2006...........       11,812,314.10
              May 25, 2006.............       11,596,353.74
              June 25, 2006............       11,352,702.81
              July 25, 2006............       11,082,022.19
              August 25, 2006..........       10,785,053.75
              September 25, 2006.......       10,462,618.38
              October 25, 2006.........       10,115,613.76
              November 25, 2006........        9,745,011.66
              December 25, 2006........        9,351,854.84
              January 25, 2007.........        8,939,719.35
              February 25, 2007........        8,536,768.76
              March 25, 2007...........        8,143,460.27
              April 25, 2007...........        7,759,613.62
              May 25, 2007.............        7,385,051.95
              June 25, 2007............        7,019,601.66
              July 25, 2007............        6,663,092.41
              August 25, 2007..........        6,315,357.02
              September 25, 2007.......        5,976,231.43
              October 25, 2007.........        5,645,554.64
              November 25, 2007........        5,323,168.64
              December 25, 2007........        5,008,918.37
              January 25, 2008.........        4,702,651.67
              February 25, 2008........        4,404,219.21
              March 25, 2008...........        4,113,474.43
              April 25, 2008...........        3,830,273.52
              May 25, 2008.............        3,554,475.34
              June 25, 2008............        3,285,941.39
              July 25, 2008............        3,024,535.76
              August 25, 2008..........        2,770,125.05
              September 25, 2008.......        2,522,578.36
              October 25, 2008.........        2,281,767.25
              November 25, 2008........        2,047,565.64
              December 25, 2008........        1,819,849.83
              January 25, 2009.........        1,598,498.42
              February 25, 2009........        1,383,392.27
              March 25, 2009...........        1,174,414.47
              April 25, 2009...........          971,450.28
              May 25, 2009.............          774,387.12
              June 25, 2009............          583,114.50
              July 25, 2009............          397,523.98
              August 25, 2009..........          217,509.17
              September 25, 2009.......           42,965.65
              October 25, 2009 and
              thereafter...............                0.00

                                                                MORGAN STANLEY

-------------------------------------------------------------------------------
Date: February 27, 2006

To:   Morgan Stanley & Co. Incorporated        From:    Morgan Stanley Capital
                                                        Services Inc.

Attn: Morgan Stanley & Co. Incorporated        Contact: Kelvin Borre
      1585 Broadway
      New York, New York 10036
      Attention:  Kelvin Borre


                                               Fax:     (212) 507-3837

                                               Tel:     (212) 761-1426
-------------------------------------------------------------------------------

Re: Cap Ref. No. KQBCP, Class  1-A-6

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley & Co. Incorporated and Morgan Stanley Capital Services Inc., on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction. Terms used and not otherwise defined therein, in the Agreement or in the 2000 ISDA Definitions shall have the meaning assigned to them in the Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among IndyMac MBS, Inc., as depositor, IndyMac Bank F.S.B., as seller and master servicer and Deutsche Bank National Trust Company, as trustee.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                             Morgan Stanley Capital Services Inc.

Party A Credit Support:              Payments  guaranteed  by Morgan  Stanley &
                                     Co. Incorporated

Party B:                             Morgan Stanley & Co. Incorporated

Trade Date:                          February 23, 2006

Notional Amount:                     With  respect to any  Calculation  Period,
                                     the lesser of (i) the amount set forth
                                     for such period in Schedule A attached
                                     hereto and (ii) the Certificate Balance
                                     of the Class 1-A-6 Certificates
                                     immediately prior to the related
                                     Distribution Date (as such terms are
                                     defined in the Pooling and Servicing
                                     Agreement).

Effective Date:                      March 25, 2006

                                                                MORGAN STANLEY

Termination Date:                    November 25, 2010

Calculation Period:                  For the avoidance of doubt, the initial
                                     Calculation Period will accrue from and
                                     including the Effective Date to but
                                     excluding April 25, 2006 and the final
                                     Calculation Period will accrue from and
                                     including October 25, 2010 to but
                                     excluding the Termination Date.

Fixed Amounts:

  Fixed Amount Payer:                Party B

  Fixed Amount Payer Payment Date:   February 27, 2006.

  Fixed Amount:                      USD 627,000 (Party A hereby acknowledges
                                     receipt of payment in full of this
                                     amount)

Floating Amounts:

  Floating Amount:                   To be determined in accordance with the
                                     following formula:

                                     Greater of (i) (Floating Rate Option
                                     minus Strike Rate) * Notional Amount *
                                     Floating Rate Day Count Fraction, and
                                     (ii) zero.

  Floating Rate Payer:               Party A

  Strike Rate:                       5.50%

  Floating Rate Payer Payment Dates: Early Payment -- For each Calculation
                                     Period, the first Business Day prior to
                                     each Floating Rate Payer Period End Date.

  Floating Rate Payer Period End     The 25th of each month in each year from
  Date(s):                           from (and including) April 25, 2006 to
                                     (and including) the Termination Date with no adjustment to Period End Dates.

  Floating Rate Option:              USD-LIBOR-BBA, provided, however, that if
                                     the Floating Rate determined from such
                                     Floating Rate Option for any Calculation
                                     Period is greater than 9.00% per annum
                                     for such Calculation Period, then the
                                     Floating Rate for such Calculation Period shall be deemed to be equal to 9.00% per annum.

Designated Maturity:                 1 Month.

  Floating Rate Day Count Fraction:  30/360

  Reset Dates:                       The first day of Each Calculation Period.

  Compounding:                       Inapplicable

  Business Days:                     New York and Los Angeles

                                                                MORGAN STANLEY


  Calculation Agent:                 Party A; provided, however, that if an
                                     Event of Default occurs with respect to
                                     Party A, then Party B shall be entitled
                                     to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.


      3. Account Details:

Payments to Party A:                 Citibank, New York
                                     ABA No. 021 000 089
                                     For: Morgan Stanley Capital Services Inc.
                                     Account No. 4072 4601

Operations Contact:                  Jean Barnum
                                     Tel 212 761-2630
                                     Fax 410 534-1431

Payments to Party B:                 To be provided under separate cover

      4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   Termination Provisions. For purposes of the Agreement:

      (i) "Specified Entity" means in relation to Party A for the purpose of the Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None;

      and in relation to Party B for the purpose of this Agreement:

            Section 5(a)(v): None;
            Section 5(a)(vi): None;
            Section 5(a)(vii): None;
            Section 5(b)(iv):  None.

      (ii)  "Specified Transaction" shall be inapplicable to Party A and Party
            B.

      (iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party A and Party B.

      (iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

      (v) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

                                                                MORGAN STANLEY

      (vii) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

      (viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

      (ix) The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Party B.

      (x) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

      (xi) Payments on Early Termination. For the purpose of Section 6(e) of the Agreement:

            "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement. "Termination Currency" means United States Dollars.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party, Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party or Section 5(b)(v) of the Agreement with respect to Party A as the Affected Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(d)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

                                                                MORGAN STANLEY


(e) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(f) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(g) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(h) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(i) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. Each of Party A and Party B is acting for its own account. Each of Party A and Party B has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Neither Party A nor Party B is relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                                                                MORGAN STANLEY


      (iii) Status of Parties. Party A is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

                                                                MORGAN STANLEY

(j)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 10th Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:    Morgan Stanley & Co. Incorporated
                        1585 Broadway
                        New York, New York 10036

            Attention:  Kelvin Borre

(k) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(l) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(m)   Agreement to Deliver Documents. For the purpose of Sections 4(a)(i) and
      (ii), each party agrees to deliver the following documents, as applicable:

      Tax forms, documents, or certificates to be delivered are:

      Party A agrees to complete, execute, and deliver to Party B, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party B; and (iii) promptly upon learning that any such forms previously provided by Party A has become obsolete or incorrect.

      Party B agrees to complete, execute, and deliver to Party A, the appropriate United States Internal Revenue Service Form: (i) as of the date of this Agreement; (ii) promptly upon reasonable demand by Party A; and (iii) promptly upon learning that any such forms previously provided by Party B has become obsolete or incorrect.

(n) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement to be entered into (the "Regulation AB Agreement"), between IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc., and Morgan Stanley Capital Services Inc., including without limitation the Additional Termination Events described therein, shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By: /s/ David N. Moore
    --------------------------
    Name: David N. Moore
    Title: Vice President





MORGAN STANLEY & CO. INCORPORATED


By: /s/ Steven Shapiro
    --------------------------
    Name: Steven Shapiro
    Title:

                                                                MORGAN STANLEY

                                  Schedule A
                                  Class 1-A-6

                          Interest Rate Cap Schedule

              Floating Rate Payer Period            Notional
              End Dates                           Amount ($)
              --------------------------      --------------
              April 25, 2006............      205,550,386.11
              May 25, 2006..............      202,634,646.45
              June 25, 2006.............      199,310,166.04
              July 25, 2006.............      195,585,256.31
              August 25, 2006...........      191,469,233.44
              September 25, 2006........      186,972,397.94
              October 25, 2006..........      182,106,010.02
              November 25, 2006.........      176,882,260.82
              December 25, 2006.........      171,314,239.57
              January 25, 2007..........      165,451,722.29
              February 25, 2007.........      159,702,429.50
              March 25, 2007............      154,073,720.04
              April 25, 2007............      148,563,709.67
              May 25, 2007..............      143,170,543.46
              June 25, 2007.............      137,892,395.37
              July 25, 2007.............      132,727,467.79
              August 25, 2007...........      127,673,991.10
              September 25, 2007........      122,730,223.25
              October 25, 2007..........      117,894,449.30
              November 25, 2007.........      113,164,981.04
              December 25, 2007.........      108,540,156.53
              January 25, 2008..........      104,018,339.75
              February 25, 2008.........       99,597,920.13
              March 25, 2008............       95,277,312.22
              April 25, 2008............       91,054,955.25
              May 25, 2008..............       86,929,312.79
              June 25, 2008.............       82,898,872.33
              July 25, 2008.............       78,962,144.94
              August 25, 2008...........       75,117,664.91
              September 25, 2008 .......       71,363,989.34
              October 25, 2008..........       67,699,697.85
              November 25, 2008.........       64,123,392.19
              December 25, 2008.........       60,633,695.91
              January 25, 2009..........       57,229,254.01
              February 25, 2009.........       53,908,732.63
              March 25, 2009............       50,670,818.70
              April 25, 2009............       47,514,219.63
              May 25, 2009..............       44,437,663.00
              June 25, 2009.............       41,439,896.21
              July 25, 2009.............       38,519,686.23
              August 25, 2009...........       35,675,819.23
              September 25, 2009........       32,907,100.34
              October 25, 2009..........       30,212,353.34
              November 25, 2009.........       27,590,420.32
              December 25, 2009.........       25,040,161.50
              January 25, 2010..........       22,560,454.83
              February 25, 2010.........       20,150,195.82

                                                                MORGAN STANLEY

              Floating Rate Payer Period            Notional
              End Dates                           Amount ($)
              --------------------------      --------------
              March 25, 2010............       17,808,297.18
              April 25, 2010............       15,533,688.61
              May 25, 2010..............       13,325,316.53
              June 25, 2010.............       11,182,143.80
              July 25, 2010.............        9,103,149.47
              August 25, 2010...........        7,087,328.53
              September 25, 2010........        5,133,691.67
              October 25, 2010..........        3,241,265.05
              November 25, 2010.........        1,409,090.01
              December 25, 2010 and
              thereafter................                0.00